Exhibit 99.1

GlycoMimetics Stockholders Approve Proposed Merger with Crescent Biopharma and All Related Proposals

—GlycoMimetics Board of Directors approves 1-for-100 reverse stock split—

ROCKVILLE, Md., June 5, 2025 – GlycoMimetics, Inc. (Nasdaq: GLYC) (“GlycoMimetics”) today announced that its stockholders have approved the proposed merger (the “Merger”) with Crescent Biopharma, Inc. (“Crescent”), along with all proposals related to the Merger. The proposals were voted upon at GlycoMimetics’ special meeting in lieu of the annual meeting of stockholders held on June 5, 2025 (the “Special Meeting”), including a reverse stock split of GlycoMimetics’ common stock to be effected at the discretion of the board of directors of GlycoMimetics (the “Board”) within the parameters approved by GlycoMimetics’ stockholders.

On June 5, 2025, following the Special Meeting, the Board approved a reverse stock split of GlycoMimetics’ common stock at a ratio of 1-for-100. Following the anticipated closing of the Merger, the combined company’s common stock is expected to begin trading on a post-reverse stock split basis on The Nasdaq Capital Market (“Nasdaq”) on June 16, 2025, under the new name “Crescent Biopharma, Inc.”, ticker symbol “CBIO”, CUSIP number 38000Q201 and ISIN number US38000Q2012.

The reverse stock split is expected to reduce the number of GlycoMimetics’ outstanding common stock from approximately 64.5 million shares to approximately 0.6 million shares. The number of shares of GlycoMimetics’ authorized common stock will not be affected by the reverse stock split. At the Special Meeting, GlycoMimetics’ stockholders approved an increase in the number of shares of GlycoMimetics’ authorized common stock from 150,000,000 shares to 175,000,000 shares in connection with the anticipated closing of the Merger. No fractional shares will be issued if, as a result of the reverse stock split, a stockholder would otherwise become entitled to a fractional share because the number of shares of GlycoMimetics common stock they hold before the reverse stock split is not evenly divisible by the split ratio. Instead, each stockholder will be entitled to receive a cash payment in lieu of such fractional share. The cash payment to be paid will be equal to the fraction of a share to which such stockholder would otherwise be entitled multiplied by the closing price per share as reported by The Nasdaq Stock Market LLC on June 12, 2025, the trading day prior to the date the charter amendment to effect the reverse stock split is expected to be filed with the Secretary of State of the State of Delaware (with such price proportionately adjusted to give effect to the reverse stock split).

As a result of the reverse stock split, proportionate adjustments will be made to the exercise prices and number of shares of GlycoMimetics’ common stock underlying GlycoMimetics’ outstanding equity awards. There will be no change to the par value per share.

Following the closing of the Merger, the combined company’s total issued and outstanding common stock is expected to be approximately 14.8 million shares, or approximately 25.3 million shares on a fully-diluted basis.

About GlycoMimetics, Inc.

GlycoMimetics is a late clinical-stage biotechnology company that was previously discovering and developing glycobiology-based therapies for cancers, including AML, and for inflammatory diseases. The company’s scientific approach was based on an understanding of the role that carbohydrates play in cell recognition. Its specialized chemistry platform can be used to discover small molecule drugs, known as glycomimetics, that alter carbohydrate-mediated recognition in diverse disease states, including cancers and inflammation. The company’s goal was to develop transformative therapies for diseases with high unmet medical need. Learn more at www.glycomimetics.com.

About Crescent Biopharma, Inc.

Crescent Biopharma, Inc. is a biotechnology company advancing novel precision-engineered molecules to advance care for patients with solid tumors. Crescent’s pipeline of three programs harnesses validated biology to accelerate the path to market for potentially best-in-class therapeutics. Crescent’s lead program is CR-001, a tetravalent PD-1 x VEGF bispecific antibody, and it is also advancing CR-002 and CR-003, antibody drug conjugates with topoisomerase inhibitor payloads for undisclosed targets. For more information, visit www.crescentbiopharma.com and follow Crescent on LinkedIn.

Forward-Looking Statements

Certain statements in this press release, other than purely historical information, may constitute “forward-looking statements” within the meaning of the federal securities laws, including for purposes of the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995, concerning GlycoMimetics, Crescent, the proposed pre-closing financing and the proposed Merger between GlycoMimetics and Crescent (collectively, the “Proposed Transactions”) and other matters. These forward-looking statements include, but are not limited to: expectations related to anticipated timing of the closing of the Merger and satisfaction (or waiver) of closing conditions under the merger agreement; the combined company’s listing on Nasdaq after the closing of the proposed Merger; the number of shares of GlycoMimetics common stock that may be outstanding as a result of the reverse stock split; and expectations regarding the ownership structure of the combined company. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “opportunity,” “potential,” “can,” “goal,” “strategy,” “target,” “anticipate,” “achieve,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “plan,” “possible,” “project,” “should,” “will,” “would” and similar expressions (including the negatives of these terms or variations of them) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting GlycoMimetics, Crescent, the Proposed Transactions, or the reverse stock split will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of GlycoMimetics and Crescent) or other assumptions that may cause actual results, outcomes or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the conditions to the closing or consummation of the Proposed Transactions are not satisfied; the risk that the proposed pre-closing financing is not completed in a timely manner or at all; uncertainties as to the timing of the consummation of the Proposed Transactions and the ability of each of GlycoMimetics and Crescent to consummate the transactions contemplated by the Proposed Transactions; risks related to GlycoMimetics’ continued listing on Nasdaq until closing of the Proposed Transactions and the combined company’s ability to remain listed following the Proposed Transactions; risks related to GlycoMimetics’ and Crescent’s ability to correctly estimate their respective operating expenses and expenses associated with the Proposed Transactions, as applicable, as well as uncertainties regarding the impact any delay in the closing of any of the Proposed Transactions would have on the anticipated cash resources of the resulting combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the Proposed Transactions; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the business combination between GlycoMimetics and Crescent; costs related to the Merger; as a result of adjustments to the exchange ratio, Crescent stockholders and GlycoMimetics stockholders could own more or less of the combined company than is currently anticipated; the outcome of any legal proceedings that may be instituted against GlycoMimetics, Crescent or any of their respective directors or officers related to the merger agreement or the transactions contemplated thereby; unexpected costs, charges or expenses resulting from the Proposed Transactions; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Proposed Transactions; and those uncertainties and factors more fully described in filings with the Securities and Exchange Commission (the “SEC”), including reports filed on Form 10-K, 10-Q and 8-K, in other filings that GlycoMimetics makes and will make with the SEC in connection with the proposed Merger, including the proxy statement/prospectus, as well as discussions of potential risks, uncertainties, and other important factors included in other filings by GlycoMimetics from time to time, any risk factors related to GlycoMimetics or Crescent made available to you in connection with the Proposed Transactions, as well as risk factors associated with companies, such as Crescent, that operate in the biopharma industry. Should one or more of these risks or uncertainties materialize, or should any of GlycoMimetics’ or Crescent’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this press release, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Neither GlycoMimetics nor Crescent undertakes or accepts any duty to release publicly any updates or revisions to any forward-looking statements. This press release does not purport to summarize all of the conditions, risks and other attributes of an investment in GlycoMimetics or Crescent.

No Offer or Solicitation

This press release and the information contained herein is not intended to and does not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the Proposed Transactions or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the Proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except in accordance with the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, no public offer will be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESS RELEASE IS TRUTHFUL OR COMPLETE.

GlycoMimetics Investor Contact:

Argot Partners

212-600-1902

Glycomimetics@argotpartners.com

Crescent Biopharma Investor Contact:

Amy Reilly

Chief Communications Officer

amy.reilly@crescentbiopharma.com

617-465-0586